EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT (this “Amendment”) dated as of October 21, 2016 to the Credit Agreement dated as of April 24, 2015 (the “Credit Agreement”) among COMMUNICATIONS SALES & LEASING, INC. (“Parent”), CSL CAPITAL, LLC, (“CSL Capital” and, together with Parent, the “Borrowers”), the LENDERS party thereto (the “Lenders”), the Agents party thereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent (collectively, the “Agent”).

W I T N E S S E T H :

WHEREAS, Parent is considering a restructuring transaction pursuant to which (x) it may cause Talk America Services, LLC, a Delaware limited liability company (“Talk America”) to be transferred within the Parent group so that Talk America is owned directly by Parent, (y) Parent will form a limited partnership organized under the laws of a state of the United States or the District of Columbia (“New Operating Partnership”) and a limited liability company organized under the laws of a state of the United States or the District of Columbia (“New LLC”) to hold the initial limited partnership interest in New Operating Partnership and (z) Parent will contribute all of its assets (other than its Equity Interests in New LLC and Talk America) to New Operating Partnership (the “Restructuring”);

WHEREAS, in connection with such transaction, Parent would cease being a Borrower (but remain a Guarantor on an unsecured basis), and the parties hereto desire to amend the Credit Agreement to permit Parent to be replaced with New Operating Partnership as the “Parent” and a “Borrower” under the Credit Agreement, as well as causing any corporate co-issuer on the Senior Notes to become a “Borrower” under the Credit Agreement (the “Restructuring Amendments”);

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower will obtain Other Term Loans, which Other Term Loans shall be used to replace in full the principal amount of all Indebtedness in respect of the Term Loans (as defined in the Credit Agreement immediately prior to giving effect to this Amendment) outstanding immediately prior to giving effect to this Amendment (the Term Loans outstanding immediately prior to giving effect to this Amendment, the “Existing Term Loans”), which replacement shall, in the case of the Continuing Term Loans (as defined below) take the form of an amendment to the Existing Term Loans effected pursuant to this Amendment, and the Existing Term Loans (and the Shortfall Term Loan (as defined below)) as so amended shall constitute the “Term Loans” for all purposes of the Loan Documents and the “Term Lenders” shall be the holders of such Term Loans;

WHEREAS, (a) the Term Loans as so amended hereby shall be pari passu in right of payment and Collateral with all other Loans and Obligations under the Loan Documents and shall be in an aggregate principal amount of $2,113,250,000 and shall have the terms set forth herein and in the Credit Agreement as amended hereby and (b) the incurrence of the Amendment No. 1 Other Term Loans and the replacement of the Existing Term Loans therewith shall only require the signatures of the Continuing Term Lenders (as defined below), the New Term Lenders (as defined below), the Loan Parties and the Administrative Agent;

WHEREAS, each Term Lender under the Credit Agreement immediately prior to the Amendment No. 1 Effective Date (an “Existing Term Lender”) that executes and delivers a signature page to this Amendment in the form of Annex I hereto (a “Lender Addendum”) will thereby (i) agree to the terms of this Amendment (including the Restructuring Amendments) and (ii) agree to continue all (or such lesser amount as the Lead Arranger may allocate) of such Existing Term Lender’s Existing Term Loans as Term Loans under the Credit Agreement as amended hereby (such continued Existing Term Loans (or such lesser amount as the Lead Arranger may allocate), the “Continuing Term Loans” and all such Lenders, collectively, the “Continuing Term Lenders”; the Existing Term Lenders that are not Continuing Term Lenders are referred to as the “Non-Continuing Term Lenders”; the principal amount of the difference (if any) between the Existing Term Loans of any Continuing Term Lender and the Continuing Term Loans of such Continuing Term Lender as a result of such lesser amount so allocated shall be referred to as the “Non-Allocated Existing Term Loans” of such Continuing Term Lender) in a principal amount equal to the aggregate principal amount of such Existing Term Lender’s Existing Term Loans;

WHEREAS, each Person that agrees to make Other Term Loans (the “New Term Lender”) will make Other Term Loans to the Borrower on the Amendment No. 1 Effective Date (the “Shortfall Term Loans”) in an amount equal to its Shortfall Term Loan Commitment (defined below), which Shortfall Term Loans shall have the same terms as the Existing Term Loans as modified pursuant to the terms of this Amendment;

WHEREAS, the Continuing Term Lenders and the New Term Lenders are severally willing to continue their Existing Term Loans and/or to make Shortfall Term Loans and such Existing Term Loans and Shortfall Term Loans shall constitute the “Term Loans” and the Continuing Term Lenders and the New Term Lenders shall constitute the “Term Lenders” from and after the Amendment No. 1 Effective Date for all purposes of the Loan Documents;

WHEREAS, the Term Loans outstanding after giving effect to this Amendment will have the same terms as the Existing Term Loans, except as otherwise amended hereby;

WHEREAS, the Borrower has engaged JPMorgan Chase Bank, N.A. and/or its designated affiliates to act as lead “left” arranger and bookrunner in respect of the loans contemplated hereby and JPMorgan Chase Bank, N.A. hereby agrees to act in such roles (in such capacities, the “Lead Arranger”) and the Borrower has designated JPMorgan Chase Bank, N.A. as syndication agent in respect of the loans contemplated hereby; and

WHEREAS, pursuant to Sections 2.15 and 10.01 of the Credit Agreement, the Continuing Term Lenders, the New Term Lenders, the Required Lenders (after giving effect to the Shortfall Term Loans, Other Term Loans and the amendment of the Term Loans contemplated hereby pursuant to Section 2.15 of the Credit Agreement) and the Loan Parties are willing to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.                                Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2.                                Term Loans.

(a)                                 Subject to the terms and conditions set forth herein, each Continuing Term Lender severally agrees to continue all (or such lesser amount as the Lead Arranger may allocate) of such Continuing Term Lender’s Existing Term Loans as Term Loans under the Credit Agreement as amended hereby in a principal amount equal to the principal amount of its Existing Term Loans (or such lesser amount as the Lead Arranger may allocate).

(b)                                 Subject to the terms and conditions set forth herein, each New Term Lender severally agrees to make a Shortfall Term Loan to the Borrowers on the Amendment No. 1 Effective Date in a principal amount equal to its Shortfall Term Loan Commitment, which amount shall be made available to the Administrative Agent or the Borrower in immediately available funds. The “Shortfall Term Loan Commitment” of any New Term Lender will be the amount set forth opposite such New Term Lender’s name on Schedule 1 hereto.  On the Amendment No. 1 Effective Date, the proceeds of the Shortfall Term Loans shall be applied to prepay the aggregate principal amount of the Existing Term Loans of the Non-Continuing Existing Term Lenders and the Non-Allocated Existing Term Loans of all the Continuing Term Lenders.

(c)                                  For the avoidance of doubt, on and after the Amendment No. 1 Effective Date, the Term Loans shall constitute a single Class of Loans under the Credit Agreement.

(d)                                 On the Amendment No. 1 Effective Date, each Non-Continuing Term Lender shall have its Existing Term Loans prepaid in full in cash and each Continuing Term Lender shall have its Non-Allocated Existing Term Loans prepaid in full in cash (in each case together with all accrued and unpaid interest thereon).

SECTION 3.                              Certain Amendments. Effective upon the consummation of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a)                       Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of October 21, 2016, among the Borrowers, the other Loan Parties thereto, the Lenders party thereto and Bank of America.”

“Amendment No. 1 Effective Date” means October 21, 2016.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“New Term Lender” means each Person listed on Schedule 1 to Amendment No. 1.

“Shortfall Term Loans” means the Other Term Loans made pursuant to the Shortfall Term Loan Commitments.

“Shortfall Term Loan Commitment” means the commitment of each New Term Lender to make Other Term Loans to the Borrowers on the Amendment No. 1 Effective Date in an aggregate principal amount set forth opposite such New Term Lender’s name on such Schedule 1.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)                       The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended replacing clause (a) in its entirety with the following:

“(a)                           with respect to Term Loans, 3.50% in the case of Eurodollar Rate Loans and 2.50% in the case of Base Rate Loans; and”

(c)                        The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by adding prior to the proviso in clause (d) thereof, “or (iv) become the subject of a Bail-In Action”.

(d)                                 The definition of “Flood Insurance Laws” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the “and” immediately prior to clause (iv) with a “,” and (ii) adding the following clause (v) at the end thereof: “, and (v) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto”.

(e)                                  The definition of “Term Loans” in Section 1.01 of the Credit Agreement is hereby amended to add at the end of such definition: “(and for the avoidance of doubt, the Term Loans shall include all Continuing Term Loans (as defined in Amendment No. 1) and all Shortfall Term Loans)”.

(f)                                   The definition of “Term Lenders” in Section 1.01 of the Credit Agreement is hereby amended to add at the end of such definition: “(and for the avoidance of doubt, the Term Lenders shall include all Continuing Term Lenders (as defined in Amendment No. 1) and all New Term Lenders).”

(g)                                  Section 2.05(a)(iii) of the Credit Agreement is hereby amended to replace the reference to “Closing Date” with a reference to “Amendment No. 1 Effective Date”.

(h)                                 Section 2.07 of the Credit Agreement is hereby amended by replacing clause (a) in its entirety with the following:

“(a)                           Subject to adjustment pursuant to Section 2.07(a)(ii), the Borrowers shall repay, on a joint and several basis, to the Administrative Agent for the ratable account of the Term Lenders (A) on the last Business Day of each fiscal quarter ending on or after December 31, 2016 and prior to the Maturity Date for the Term Loans, an amount equal to 0.25% of the aggregate principal amount of the Term Loans outstanding immediately after giving effect to the Amendment No. 1 Effective Date and (B) to the extent not previously paid, on the Maturity Date for the Term Loans, the aggregate principal amount of all Term Loans outstanding on such date.”

(i)                           Section 2.17(a)(iv) of the Credit Agreement is hereby amended by adding at the beginning of the last sentence thereof, “Subject to Section 11.14,”.

(j)                                    Article 5 of the Credit Agreement is hereby amended by adding a new Section 5.20 as follows:

“Section 5.20.                    EEA Financial Institutions.No Loan Party is an EEA Financial Institution.”

(k)                       Section 6.07 of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following:

“If at any time the improvements on a Mortgaged Property are located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Lead Borrower shall, or shall cause the applicable Credit Party to maintain, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and deliver to the Administrative Agent evidence of such insurance in form and substance reasonably acceptable to the Administrative Agent.”

(l)                           Section 6.11(a) of the Credit Agreement is hereby replaced in its entirety with the following:

“(a) Subject to this Section 6.11 and Section 6.13(b), with respect to any property acquired after the Closing Date by any Loan Party that is intended to be subject to the Lien created by any of the Collateral Documents but is not so subject, the Parent shall promptly notify the Administrative Agent of such acquisition and within forty-five (45) days after the acquisition thereof (or, with respect to intellectual property, on a quarterly basis) (or such later date as the Administrative Agent may agree)

the applicable Loan Party shall (A) execute and deliver to the Administrative Agent and the Collateral Agent such amendments or supplements to the relevant Collateral Documents or such other documents as the Administrative Agent or the Collateral Agent shall reasonably request to grant to the Collateral Agent, for its benefit and for the benefit of the other Secured Parties, a Lien on such property subject to no Liens other than Liens permitted hereunder; and (B) take all actions reasonably necessary or advisable to cause such Lien to be duly perfected within the United States to the extent required by such Collateral Document in accordance with all applicable Law, including the filing of financing statements in such jurisdictions within the United States as may be reasonably requested by the Administrative Agent. The Borrowers shall otherwise take such actions and execute and/or deliver to the Collateral Agent such documents as the Administrative Agent or the Collateral Agent shall reasonably require to confirm the validity, perfection and priority of the Lien of the Collateral Documents on such after acquired properties. For the avoidance of doubt, the forty-five (45) day deadline cited above shall not apply to Material Real Property. Rather, with respect to any Material Real Property acquired after the Closing Date, the relevant Loan Party shall not be required to execute and deliver the relevant Collateral Documents and such other documents as have been reasonably requested by the Administrative Agent or the Collateral Agent until (y) at least forty-five days prior written notice has been provided to the Administrative Agent and (z) the Parent has received confirmation from the Administrative Agent that flood insurance due diligence and flood insurance compliance as required by Section 6.07 hereto has been completed. Subject to Section 6.11(c), as soon as practicable thereafter, but in any event within sixty (60) days (or such later date as the Administrative Agent may agree) of satisfaction of these requirements with respect to such Material Real Property, the relevant Loan Party shall execute and deliver to the Administrative Agent the relevant Collateral Documents and such other documents as have been reasonably requested by the Administrative Agent or the Collateral Agent.”

(m)                   Section 10.01 of the Credit Agreement is hereby amended by adding the following paragraph at the end thereof:

“Notwithstanding anything to the contrary herein, any increase, extension or renewal of this Agreement shall be subject to flood insurance due diligence and flood insurance compliance in accordance with Section 6.07 hereto and otherwise reasonably satisfactory to the Administrative Agent.”

(n)                       Article 11 of the Credit Agreement is hereby amended by adding the following new Section 11.14:

“Section 11.14.             Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Solely to the extent any Lender or L/C Issuer that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-In Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 4.   Restructuring Amendments. Effective upon the consummation of the Restructuring Effective Date, the Credit Agreement is hereby amended as follows:

(a)         Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“Holdings” means Communications Sales & Leasing, Inc., a Maryland corporation.

“New LLC” means a limited liability company formed and owned by Holdings which limited liability company shall be organized under the laws of a state of the United States or the District of Columbia.

“New Operating Partnership” means a limited partnership formed and owned by Holdings which limited partnership shall be organized under the laws of a state of the United States or the District of Columbia.

“Restructuring Effective Date” has the meaning set forth in Amendment No. 1.

“Talk America” means Talk America Services, LLC, a Delaware limited liability company.

(b)                   The definition of Consolidated EBITDA in Section 1.01 of the Credit Agreement is hereby amended by (I) removing the “and” following the semi-colon in the last clause (A) in such definition, (II) replacing the period at the end of the last clause (B) in such definition with the text “; and” and (III) adding the following clause (C) immediately following such clause (B):

“(C)           upon and following the Restructuring Effective Date, to the extent that Talk America is not a Subsidiary of Borrower but is a Subsidiary of a Guarantor, the Consolidated EBITDA of Talk America (whether positive or negative) shall be added to (if the Consolidated EBITDA of Talk America for the relevant period is positive) or subtracted from (if the Consolidated EBITDA of Talk America for the relevant period is negative) Consolidated EBITDA of Parent and its Restricted Subsidiaries for such period, so long as (i) Talk America shall not have incurred or Guaranteed any Indebtedness other than Indebtedness in the ordinary course of business consistent with past practice prior to the Restructuring Effective Date and (ii) Talk America shall not have distributed any cash or other assets other than to a Guarantor or Parent or one of Parent’s Restricted Subsidiaries (and if such cash or other assets have been distributed to a Guarantor that is not Parent or one of Parent’s Restricted Subsidiaries, then such Guarantor shall not have distributed such cash or other assets to a Person other than Parent or one of Parent’s Restricted Subsidiaries).”

(c)          The definition of Guarantors in Section 1.01 of the Credit Agreement is amended and restated as follows:

“Guarantors” means (a) Holdings, (b) Parent and the Restricted Subsidiaries of Parent party hereto as of the Closing Date (in the case of Parent, CSL Capital and the corporate co-issuer on the Senior Notes (if any), in respect of the obligations of the other Borrowers) and (c) those Restricted Subsidiaries that issue a Guarantee of the Obligations after the Closing Date pursuant to Section 6.11 in each case (i) other than any Excluded Subsidiary and/or (ii) until released in accordance with the terms hereof.

(d)         The definition of Parent in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Parent” means New Operating Partnership.

(e)          The definition of REIT Election in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“REIT Election” means Holdings’ election to be, and qualification to be taxed as, a REIT for U.S. federal income tax purposes.

(f)           The penultimate paragraph of Section 6.01 of the Credit Agreement is hereby amended and restated as follow:

“Notwithstanding the foregoing (but subject to the immediately preceding sentence), the obligations in clauses (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of Parent and its Subsidiaries by furnishing (A) the applicable financial statements of Holdings or any direct or indirect parent of Holdings or (B) the Form 10-K or 10-Q, as applicable, filed with the SEC of Parent (or any direct or indirect parent of Parent); provided, that, (i) to the extent such information relates to a parent of the Parent and such parent has material assets, operations or liabilities aside from its ownership of Parent, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Parent (or such parent), on the one hand, and the information relating to the Parent and the Subsidiaries on a stand-alone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by an Accounting Opinion or an Accounting Opinion is separately provided to the Administrative Agent.”

(g)          Section 6.18 of the Credit Agreement is hereby amended to include the following proviso at the end thereof: “provided that so long as the REIT Election is effective, Parent may satisfy its obligation under Section 6.18(a) by use of its reasonable best efforts to ensure that the REIT Election remains effective and Parent maintains its status as a disregarded qualified REIT subsidiary, a disregarded entity or a partnership for U.S. federal income tax purposes.”

(h)         Section 7.05 of the Credit Agreement is hereby amended by replacing the last paragraph with the following:

“Notwithstanding the foregoing, beginning with its first taxable year in which the REIT Election is effective, Parent may make any cash distribution on or in respect of Parent’s Capital Stock, in each case constituting a Restricted Payment, to holders of such Capital Stock to the extent that Parent believes in good faith that Holdings qualifies as a REIT and that the declaration or payment of a dividend or making of a distribution in such amount is necessary to maintain Holding’s status as a REIT for any taxable year or to avoid the imposition of any excise or income tax, with such distribution to be made as and when determined by Holdings, whether during or after the end of the relevant taxable year; provided, that (i) no cash distribution shall be permitted under this paragraph to the extent that a Specified Event of Default has occurred and is continuing or the Obligations have been accelerated following any other Event of Default, (ii)

notwithstanding the foregoing, any distributions made pursuant to this sentence shall not exceed the amount of dividends or distributions that could have been paid or made by Parent at such time if it were a REIT (prior to giving effect to Amendment No. 1 (other than the substitution of New Operating Partnership as “Parent”)) and prior to or concurrent with paying or making any such dividend or distribution in reliance on this paragraph, Parent shall provide the Administrative Agent a certification in reasonable detail to such effect and (iii) dividends and distributions paid or made pursuant to this paragraph shall be permitted to Parent’s ultimate parent, only so long as Parent is a disregarded qualified REIT subsidiary, a disregarded entity or a partnership for U.S. federal income tax purposes.”

(i)             A new Section 7.13 is hereby added to the Credit Agreement:

“Section 7.13. New LLC. New LLC shall not engage in any material operating or business activities or hold any material assets or have any material Indebtedness (other than Indebtedness that is Guaranteed by the Parent or any Guaranty of Indebtedness of the Parent or any of its Restricted Subsidiaries); provided that the following shall be permitted in any event: (i) its ownership of the Equity Interests of Parent and other Subsidiaries and activities incidental or reasonably related thereto; (ii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance); (iii) participating in tax, accounting and other administrative matters as a member of any consolidated, combined, or other similar group of which Holdings, or a direct or indirect parent of Holdings, is the common parent; (iv) holding any cash or Cash Equivalents (but not operating any property) and (v) providing indemnification to officers, managers and directors.”

(j)            A new Section 7.14 is hereby added to the Credit Agreement:

“Section 7.14. Passive Holding Company Covenant. Holdings shall not (a) engage in any material operating or business activities or own any material assets other than through its ownership of Parent and its ownership of Talk America (provided that Talk America LLC shall not engage in any material operating or business activities or own any material assets (other than the operating business activities or assets owned as of the Amendment No. 1 Effective Date)), (b) incur any Indebtedness other than Indebtedness that is Guaranteed by the Parent or any Guaranty of Indebtedness of the Parent or any of its Restricted Subsidiaries or (c) consolidate or amalgamate with, or merge with or into, or convey, sell or otherwise transfer all or substantially all of its assets to, any Person; provided that, so long as no Default or Event of Default exists or would result therefrom, (A) Holdings may consolidate or amalgamate with, or merge with or into, any other Person (other than Parent or any of its Subsidiaries) so long as (i) Holdings is the continuing or surviving Person or (ii) if the Person formed by or surviving any such consolidation, amalgamation or merger is not Holdings, the successor Person is a Person organized under a state of the United States or the District of Columbia (such successor Person, “Successor Holdings”) and expressly assumes all obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto and/or thereto in a form reasonably satisfactory to the Administrative Agent and (B) Holdings may otherwise convey, sell or otherwise transfer all or substantially all of its assets to any other Person organized under a state of the United States or the District of Columbia (other than Parent or any of its Subsidiaries) so long as (x) no Change in Control results therefrom, (y) the Person acquiring such assets expressly assumes all of the obligations of Holdings, as applicable, under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto and/or thereto in a form reasonably satisfactory to the Administrative Agent; provided that the following shall be permitted in any event: (i) the ownership by Holdings of the Equity Interests of the Parent, New LLC and Talk America (provided that Talk America LLC shall not engage in any material operating or business activities or own any material assets (other than the operating business activities or assets owned as of the Amendment No. 1 Effective Date)) and activities incidental or reasonably related thereto; (ii) any public offering of its common stock or any other issuance or sale of its Equity Interests and any acquisition of Equity Interests or Equity Interests of Parent, (iii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance); (iv) participating in tax, accounting and other administrative matters as a member of any consolidated, combined, or other similar group of which Holdings is the common parent; (v) any activities incidental to compliance with the provisions of the Securities Act and the Exchange Act, any rules and regulations promulgated thereunder, and the rules of national securities exchanges, in each case, as applicable to companies with listed equity or debt securities, as well as activities incidental to investor relations, shareholder meetings and reports to shareholders or debtholders, (vi) converting into another form of entity so long as such conversion does not adversely affect the value of the Guaranty made by Holdings and the Administrative Agent is given at least 10 Business Days (or such lesser number of days as is reasonably acceptable to the Administrative Agent) notice of such conversion, (vii) holding any cash or Cash Equivalents, (viii) providing indemnification to officers, managers and directors, and (ix) the acquisition of any assets and associated liabilities (including, directly or indirectly, the equity interests in any Person) provided that such assets and liabilities (or, in the case of the acquisition of the equity interests in any Person, the assets and liabilities of such Person) are promptly thereafter directly or indirectly transferred to or assumed by, as the case may be, Parent and/or any of Parent’s Restricted Subsidiaries that are Guarantors (or, if capacity then exists under Section 7.06 for an Investment in such assets to be made in a Restricted Subsidiary that is not a Guarantor, a Restricted Subsidiary that is not a Guarantor) in consideration for the issuance by Parent of Equity Interests in Parent (or, to the extent such acquisition by Holdings was made with cash consideration, in consideration of cash from Parent) and activities incident or reasonably related to the foregoing.”

SECTION 5.                               Non-Restructuring Amendments Effectiveness.  This Amendment (other than the Restructuring Amendments) shall become effective on the date when the following conditions are met (the “Amendment No. 1 Effective Date”):

(a)                                 the Administrative Agent and Lead Arranger shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Loan Parties, the Administrative Agent, the Required Lenders (after giving effect to the modifications in Section 2 hereof) and the New Term Lenders and (ii) a Lender Addendum or a counterpart to this Amendment, as applicable, executed and delivered by each Continuing Lender;

(b)           the conditions set forth in Sections 2.15 and 4.02 of the Credit Agreement shall be satisfied and the representations and warranties set forth in Section 7 shall be true and correct on and as of the Amendment No. 1 Effective Date, and the Lead Arranger and the Agent shall have received a certificate (in form and substance reasonably acceptable to the Lead Arranger and the Agent), dated as of the Amendment No. 1 Effective Date and signed by a Responsible Officer of the Borrowers, to such effect;

(c)           the Lead Arranger and the Agent shall have received the favorable legal opinion of (i) Davis Polk & Wardwell LLP, counsel to the Loan Parties and (ii) Kutak Rock LLP, counsel to the Loan Parties;

(d)           the Agent and the Lead Arranger shall have received such documents and certificates as the Agent, Lead Arranger or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of execution, delivery and performance of this Amendment, the performance of the Credit Agreement and each other applicable Loan Document and any other legal matters relating to the Loan Documents, all in form and substance reasonably satisfactory to the Agent, Lead Arranger and its counsel;

(e)           all accrued and unpaid interest on the Term Loans to but excluding the Amendment No. 1 Effective Date shall have been paid in full by Borrowers;

(f)            The Borrowers shall have paid all fees and amounts due and payable pursuant to this Amendment and/or any letter agreements or fee letters by and between the Borrowers and the Lead Arranger (collectively, “Engagement Letter”), including, to the extent invoiced, reimbursement or payment of documented and reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Agent and the Lead Arranger required to be paid or reimbursed pursuant to the Credit Agreement or the Engagement Letter; provided that it is understood and agreed that the Borrowers may net the fees and expenses described in this paragraph and paragraph (f) above from the proceeds of the Shortfall Term Loans prior to providing such proceeds to the Borrowers; and

(g)                                  The New Term Lenders shall have received, no later than three Business Days prior to the Amendment No. 1 Effective Date, all documentation and other information about the Loan Parties as has been requested by the Agent or any New Term Lender that such Person determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Act, that has been requested at least five Business Days in advance of the Amendment No. 1 Effective Date.

SECTION 6.                             Restructuring Amendment Effectiveness. The Restructuring Amendments shall become effective on the date when the following conditions are met (the “Restructuring Effective Date”):

(a)                                 New Operating Partnership shall expressly assume the obligations of Holdings as a Borrower (and as a Guarantor in respect of the Obligations of the other Borrowers) and New Operating Partnership and the corporate co-issuer on the Senior Notes (if any) shall join the Loan Documents pursuant to an Assumption Agreement in form and substance reasonably acceptable to the Agent;

(b)                                 New Operating Partnership shall cause to be delivered to the Agent legal opinions substantially consistent with those delivered on the Closing Date with respect to New Operating Partnership, Holdings and the corporate co-issuer (if any) on the Senior Notes as to such matters as are reasonably requested by the Agent;

(c)                                  No Default or Event of Default shall be continuing or occur as a result of the Restructuring;

(d)           the Agent shall have received, at least three (3) Business Days prior to the Restructuring Effective Date, all documentation and other information requested by any Lender with respect to New Operating Partnership and the corporate co-issuer (if any) on the Senior Notes under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act;

(e)           Holdings and New Operating Partnership and the corporate co-issuer (if any) on the Senior Notes shall have satisfied the requirements in Section 6.11(b) of the Credit Agreement (assuming that the requirements thereunder that apply to new Subsidiaries of the Parent that are not Excluded Subsidiaries apply to New Operating Partnership and the corporate co-issuer (if any) on the Senior Notes and, in the case of Holdings, subject to the fact that the Guaranty of Holdings shall be on an unsecured basis) as of the Restructuring Effective Date (without giving effect to the grace periods pursuant to Section 6.11(b) of the Credit Agreement) and New Operating Partnership and the corporate co-issuer (if any) on the Senior Notes shall have delivered such documents and certificates and taken such actions as the Agent or its counsel may reasonably request in connection therewith (including in connection with the Intercreditor Agreement and Second Lien Intercreditor Agreement);

(f)                                   Immediately prior to the Restructuring Effective Date, neither New Operating Partnership nor New LLC shall have any assets or liabilities other than de minimis liabilities or assets, and, immediately after giving effect to the Restructuring Effective Date, Holdings would have no assets or liabilities other than Equity Interests in New Operating Partnership, New LLC and Talk America and the Guarantees of the Facility and Parent’s 6.00% Senior Secured Notes due 2023;

(g)           The Borrower shall have provided the Agent with 10 Business Days (or such shorter period reasonably acceptable to the Agent) prior written notice of the expected Restructuring Effective Date;

(h)           The representations and warranties of each Loan Party contained in Article 5 of the Credit Agreement and in any other Loan Document are true and correct in all material respects as of the Restructuring Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date); provided, that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects;

(i)            The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of each of New Operating Partnership and New LLC, the authorization of execution, delivery and performance of each applicable Loan Document, the performance of the Credit Agreement and each other applicable Loan Document and any other legal matters relating to the Loan Documents, all in form and substance reasonably satisfactory to the Agent and its counsel;

(j)            The Agent shall have received a certificate (in form and substance reasonably acceptable to the Administrative Agent), dated as of the Amendment No. 1 Effective Date and signed by a Responsible Officer of the Borrowers, certifying compliance with Sections 6(c), 6(h) and 6(k); and

(k)           all Persons that guarantee or are obligors with respect to the Senior Notes shall be Guarantors or Borrowers under the Loan Documents.

SECTION 7.                               Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders as of the Amendment No. 1 Effective Date:

(a)                 The representations and warranties of each Loan Party contained in Article 5 of the Credit Agreement and in any other Loan Document (and assuming this Amendment is a Loan Document) are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date); provided, that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects.

(b)                 No Default or Event of Default exists or will result from this Amendment.

SECTION 8.                              Costs and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket costs and expenses of the Agent (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Agent) in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 9.                                Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 10.                         Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 11.                         Waiver of Right of Trial by Jury.  Section 10.16 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

SECTION 12.                         Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby, or any other Loan Document, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1

Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby consents to this Amendment and confirms and reaffirms (i) that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby, (ii) its guaranty of the Obligations (including obligations in respect to the Term Loans after giving effect to this Amendment) under the Guaranty, (iii) its pledges and grants of security interests and Liens on the Collateral to secure the Obligations (including obligations in respect to the Term Loans after giving effect to this Amendment) pursuant to the Collateral Documents and (iv) such Guarantees, pledges and grants of security interests, as applicable, shall continue to be in full force and effect and shall continue to inure to the benefit of the Lenders (including the New Term Lenders) and the other Secured Parties.  Neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including obligations in respect to the Term Loans after giving effect to this Amendment), whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 1 Effective Date.

SECTION 13.                       Certain Notice Requirements. The Borrowers, the Required Lenders and the Administrative Agent agree that the notice requirements under the Credit Agreement to the extent relating to (i) the prepayment of any Term Loans on the Amendment No. 1 Effective Date in connection with the replacement and amendment thereof as contemplated hereby and/or (ii) the borrowing of the Shortfall Term Loans shall not apply to such replacement and amendment and borrowing of Shortfall Term Loans, and prior notice periods with respect to such replacement and amendment and borrowing of Shortfall Term Loans shall be as agreed among the Borrowers, the Administrative Agent and the Lead Arranger (it being understood that no other notice requirements under any Loan Document are waived, altered or changed in any way pursuant to this Amendment).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMMUNICATIONS SALES & LEASING, INC.

By:	/s/ Kenneth A. Gunderman
Name: Kenneth A. Gunderman
Title: President & CEO

CSL CAPITAL, LLC

By:	/s/ Kenneth A. Gunderman
Name: Kenneth A. Gunderman
Title: President & CEO

CSL NATIONAL GP, LLC
CSL ALABAMA SYSTEM, LLC
CSL ARKANSAS SYSTEM, LLC
CSL FLORIDA SYSTEM, LLC
CSL IOWA SYSTEM, LLC
CSL MISSISSIPPI SYSTEM, LLC
CSL MISSOURI SYSTEM, LLC
CSL NEW MEXICO SYSTEM, LLC
CSL OHIO SYSTEM, LLC
CSL OKLAHOMA SYSTEM, LLC
CSL REALTY, LLC
CSL TEXAS SYSTEM, LLC
CSL NORTH CAROLINA REALTY GP, LLC
CSL TENNESSEE REALTY PARTNER, LLC
CSL TENNESSEE REALTY, LLC
UNITI FIBER HOLDINGS LLC

By:	/s/ Kenneth A. Gunderman
Name: Kenneth A. Gunderman
Title: President & CEO

CSL NATIONAL, LP,

By: CSL NATIONAL GP, LLC, as its general partner

By:	/s/ Kenneth A. Gunderman
Name: Kenneth A. Gunderman
Title: President & CEO

CAROLINA REALTY, LP,

By: CSL NORTH CAROLINA REALTY GP, LLC, as its general partner

By:	/s/ Kenneth A. Gunderman
Name: Kenneth A. Gunderman
Title: President & CEO

CSL NORTH CAROLINA SYSTEM, LP

By: CSL NORTH CAROLINA REALTY GP, LLC, as its general partner

By:	/s/ Kenneth A. Gunderman
Name: Kenneth A. Gunderman
Title: President & CEO

UNITI HOLDINGS LP

By: Uniti Holdings GP LLC, as its General Partner

By:	/s/ Kenneth A. Gunderman
Name: Kenneth A. Gunderman
Title: President & CEO

CSL BANDWIDTH INC.

PEG BANDWIDTH, LLC
CONTACT NETWORK, LLC
PEG BANDWIDTH DC, LLC
PEG BANDWIDTH DE, LLC
PEG BANDWIDTH IA, LLC
PEG BANDWIDTH LA, LLC
PEG BANDWIDTH MA, LLC
PEG BANDWIDTH MS, LLC
PEG BANDWIDTH TX, LLC
PEG BANDWIDTH VA, LLC

By:	/s/ Mark Wallace
Name: Mark Wallace
Title: Executive Vice President

BANK OF AMERICA, N.A., as Agent

By:	/s/ Tiffany Shin
Name: Tiffany Shin
Title: Vice President

JPMORGAN CHASE BANK, N.A., as New Term Lender

By:	/s/ Davide Migliardi
Name: Davide Migliardi
Title: Vice President

By executing this signature page, the undersigned hereby consents and agrees to the Amendment.

Name of Institution:	BANK OF AMERICA, N.A.

By:
/s/ Marie F. Harrison
Name: Marie F. Harrison
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

[Revolving Credit Lender Signature Page to Amendment No. 1]

By executing this signature page, the undersigned hereby consents and agrees to the Amendment.

Name of Institution:	JPMORGAN CHASE BANK, N.A.

By:
/s/ Davide Migliardi
Name: Davide Migliardi
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

[Revolving Credit Lender Signature Page to Amendment No. 1]

By executing this signature page, the undersigned hereby consents and agrees to the Amendment.

Name of Institution:	Citibank, N.A

By:
/s/ Elizabeth Minnella Gonzalez
Name: Elizabeth Minnella Gonzalez
Title: Vice President & Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

[Revolving Credit Lender Signature Page to Amendment No. 1]

By executing this signature page, the undersigned hereby consents and agrees to the Amendment.

Name of Institution:	Credit Suisse AG, Cayman Islands Branch

By:
/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
/s/ Joan Park
Name: Joan Park
Title: Authorized Signatory

[Revolving Credit Lender Signature Page to Amendment No. 1]

By executing this signature page, the undersigned hereby consents and agrees to the Amendment.

Name of Institution:	GOLDMAN SACHS BANK USA

By:
/s/ Mehmet Barlas
Name: Mehmet Barlas
Title: Authorized Signatory

For any institution requiring a second signature line:

By:

Name:
Title:

[Revolving Credit Lender Signature Page to Amendment No. 1]

By executing this signature page, the undersigned hereby consents and agrees to the Amendment.

Name of Institution:	MORGAN STANLEY BANK N.A.

By:
/s/ Gilroy D’Souza
Name: Gilroy D’Souza
Title: Authorized Signatory

For any institution requiring a second signature line:

By:

Name:
Title:

[Revolving Credit Lender Signature Page to Amendment No. 1]

By executing this signature page, the undersigned hereby consents and agrees to the Amendment.

Name of Institution:	Royal Bank of Canada

By:
/s/ Kevin Quan
Name: Kevin Quan
Title: Authorized Signatory

For any institution requiring a second signature line:

By:

Name:
Title:

[Revolving Credit Lender Signature Page to Amendment No. 1]

By executing this signature page, the undersigned hereby consents and agrees to the Amendment.

Name of Institution:	SunTrust Bank

By:
/s/ Brian Guffin
Name: Brian Guffin
Title: Director

For any institution requiring a second signature line:

By:

Name:
Title:

[Revolving Credit Lender Signature Page to Amendment No. 1]

By executing this signature page, the undersigned hereby consents and agrees to the Amendment.

Name of Institution:	Wells Fargo Bank, National Association

By:
/s/ S. Michael St. Geme
Name: S. Michael St. Geme
Title: Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

[Revolving Credit Lender Signature Page to Amendment No. 1]

ANNEX I

LENDER ADDENDUM TO
AMENDMENT

NO. 1

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment No. 1 to Credit Agreement  (the “Amendment”) to the Credit Agreement dated as of April 24, 2015  (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among COMMUNICATIONS SALES & LEASING, INC. (“Holdings”), CSL CAPITAL, LLC, (“CSL Capital” and, together with New Operating Partnership, the “Borrowers” (after giving effect to this Amendment)), the LENDERS party thereto (the “Lenders”), the Agents party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Agent”).  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Continuing Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue all of its Existing Term Loans (or such lesser amount as the Lead Arranger may allocate) as Continuing Term Loans on the Amendment No. 1 Effective Date.  The undersigned institution hereby makes the election to convert by amendment all of its Existing Term Loans (or such lesser amount as the Lead Arranger may allocate) into Continuing Term Loans pursuant to a cashless conversion on the Amendment No. 1 Effective Date.

Principal Amount of Existing Term Loans held: $

Name of Institution:

Executing as a Continuing Lender:

By:
Name:
Title:

For any institution requiring a second signature line:

By:
Name:
Title:

ANNEX II

AMENDMENTS TO CREDIT AGREEMENT